Exhibit 10.4

REAFFIRMATION OF SECURITY AGREEMENT

Innovative Food Holdings, Inc., a Florida corporation, Food Innovations, Inc., a Florida corporation, Gourmet Foodservice Group, Inc., a Florida corporation, Artisan Specialty Foods, Inc., a Delaware corporation, 4 The Gourmet, Inc., a Florida corporation, Haley Food Group, Inc., a Florida corporation, Gourmet Foodservice Group Warehouse, Inc., a Florida corporation, and Food New Media Group, Inc., a New York corporation (herein “Debtors”)  and Fifth Third Bank, an Ohio banking corporation (“Lender”), hereby reaffirm all of the terms and conditions of that certain security agreement dated November 26, 2013, between Debtors and Lender (“Security Agreement”), and acknowledge that the Security Agreement secures the $980,000.00 note dated effective May 29, 2015 and acknowledge that the Security Agreement is amended to add the additional place of business described on Exhibit 1.

IN WITNESS WHEREOF, the parties have executed or caused these presents to be executed effective this May 29, 2015.

Signed Sealed and Delivered in the
Presence of:

Witness as to Debtor Witness as to Debtor	Innovative Food Holdings, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Debtor Witness as to Debtor	Food Innovations, Inc., a Florida corporation
By: Justin Wiernasz, its President

Signatures continue on next succeeding page

Witness as to Debtor Witness as to Debtor	Gourmet Foodservice Group, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Debtor Witness as to Debtor	Artisan Specialty Foods, Inc., a Delaware corporation
By: Justin Wiernasz, its President

Witness as to Debtor Witness as to Debtor	4 The Gourmet, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Debtor Witness as to Debtor	Haley Food Group, Inc., a Florida corporation
By: Justin Wiernasz, its President

Witness as to Debtor Witness as to Debtor	Gourmet Foodservice Group Warehouse, Inc., a Florida corporation.
By: Justin Wiernasz, its President

Signatures continue on next succeeding page

Witness as to Debtor Witness as to Debtor	Food New Media Group, Inc., a New York corporation
By: Justin Wiernasz, its President

Witness as to Lender Witness as to Lender	Lender:
Fifth Third Bank, an Ohio banking corporation,

By: __________________________
Timothy J. Reiter, Vice President

Exhibit “1”

PARCEL 1

THE NORTH 194.0 FEET OF THE SOUTH 630 FEET OF THE WEST 300 FEET OF THAT PART OF THE EAST 1/2 OF THE NORTHEAST 1/4 OF SECTION 21, TOWNSHIP 39 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF AND ADJOINING THE EASTERLY RIGHT OF WAY LINE OF THE INDIANA HARBOR BELT RAILROAD COMPANY, IN COOK COUNTY, ILLINOIS.

Together with Easement 13.5 feet in width over Grantor’s legal description as Exhibit 1-A as depicted on Exhibit 1-B attached.

P.I.N.:  15-21-202-066-0000

Common Address:  2528 South 27th Avenue, Broadview, Illinois

And

Property located at 2600 9th Street #5B, Boulder, CO 80304

EXHIBIT 1 - A

LEGAL DESCRIPTION OF THE GRANTOR PROPERTY

THE NORTH 150 FEET OF THE SOUTH 780 FEET OF THE WEST 300 FEET OF THAT PART OF THE EAST ½ OF THE NORTHEAST ¼ OF SECTION 21, TOWNSHIP 39 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS WHICH LIES EAST OF THE RIGHT OF WAY LINE OF THE INDIANA HARBOR RAILROAD COMPANY, IN COOK COUNTY, ILLINOIS.

Commonly known as : 2500 South 27th Avenue, Broadview, Illinois 60155

PIN: 15-202-072-0000

EXHIBIT 1 - B

DRAWING OF EASEMENT PREMISES

27th Avenue
N
NO EASEMENT
50'
FOUND IRON PIPE AT PROPERTY CORNER
FENCE
13.5'
DRIVEWAY EASEMENT
ENVIRONMENT PROPERTY LINE
300.00'
2528 S. 27th Avenue
PARKES
DRIVE